SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant: [X]
Filed by a Party other than the Registrant: [ ]

Check the appropriate box:

     [ ]  Preliminary Proxy Statement              [ ]  Confidential, for Use of
     [X]  Definitive Proxy Statement                    the Commission  Only (as
     [ ]  Definitive Additional Materials               permitted     by    Rule
     [ ]  Soliciting Material Pursuant to               14a-6(e)(2))
          Rule 14a-11(c) or Rule 14a-12



                              Avatar Systems, Inc.
--------------------------------------------------------------------------------
                 (Name of Registrant as Specified in Its Charter


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
      [X] No fee required.
      [ ] Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     [ ]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

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

                              Avatar Systems, Inc.
                           5728 LBJ Freeway, Suite 270
                               Dallas, Texas 75240

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               September 20, 2002

To the Shareholders of Avatar Systems, Inc.:

         Notice is hereby given that the Annual Meeting of Shareholders of Avatar Systems, Inc., a Texas corporation (the "Company"), will be held at the corporate offices located at 5728 LBJ Freeway, Suite 270, Dallas, Texas 75240, on Friday, September 20, 2002, at 10:00 a.m., local time, for the following purposes:

1.       To elect five members to the Board of Directors.

2. To amend the First Amended and Restated Articles of Incorporation ("Articles") of the Company to eliminate Article XVI of the Articles which prohibits the Company from issuing non-equity voting securities under Section 1123(a)(6) of the United States Bankruptcy Code.

3. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         Only shareholders of record at the close of business on July 29, 2002, will be entitled to attend or vote at the Annual Meeting and any adjournments or postponements thereof. A list of shareholders entitled to attend or vote at the Annual Meeting will be maintained during the ten-day period preceding the meeting at 5728 LBJ Freeway, Suite 270, Dallas, Texas 75240.

         Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, we urge you to sign, date and promptly return the enclosed proxy in the enclosed postage paid envelope. If you attend the meeting, you will, of course, have the right to vote in person.

         The Company's Proxy Statement is submitted herewith. The Annual Report for the fiscal year ended December 31, 2001 is being mailed to shareholders together with this Notice and Proxy Statement.

                                           By Order of the Board of Directors

                                            /s/ Robert C. Shreve, Jr.
                                           -------------------------------------
                                           Robert C. Shreve, Jr.
                                           President and Chief Executive Officer

Dallas, Texas
August 8, 2002

                             YOUR VOTE IS IMPORTANT

         WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO VOTE AS SOON AS POSSIBLE BY MAIL SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF A PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT YOU SHOULD ATTEND THE MEETING.

                              Avatar Systems, Inc.
                           5728 LBJ Freeway, Suite 270
                               Dallas, Texas 75240

                                 PROXY STATEMENT
                                       For
                         ANNUAL MEETING OF SHAREHOLDERS

                              On September 20, 2002

                      SOLICITATION AND REVOCATION OF PROXY

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Avatar Systems, Inc., a Texas corporation (the "Company" or "Avatar"). It is for use only at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the corporate offices located at 5728 LBJ Freeway, Suite 270, Dallas, Texas 75240, on Friday, September 20, at 10:00 a.m., local time, and any adjournments or postponements thereof.

         Any shareholder executing a proxy retains the right to revoke it at any time prior to exercise at the Annual Meeting. A proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later proxy or by voting the shares in person at the Annual Meeting. If not revoked, all shares represented by properly executed proxies will be voted as specified therein.

         This proxy material is first being mailed to shareholders on or about August 8, 2002.

                       OUTSTANDING STOCK AND VOTING RIGHTS

         As of July 29, 2002, the outstanding shares of the Company's capital stock consisted of 8,695,652 shares of common stock, $0.001 par value ("Common Stock"). The holders of record of the shares of Common Stock outstanding on July 29, 2002 will vote on all matters hereby submitted to shareholders and such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof. Each share of Common Stock will entitle the holder to one vote on all such matters. The stock transfer books of the Company will not be closed.

         A majority of the votes represented by the holders of the Company's outstanding Common Stock must be present in person or represented by proxy to hold the meeting. A majority of the votes cast at the meeting is required to elect any director. For approval of the amendment to the First Amended and Restated Articles of Incorporation (the "Articles") it will be necessary for 66-?% of the outstanding Common Stock to vote for the proposed amendment (the "Amendment").

         The enclosed form of proxy provides a method for shareholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy card. If you wish to grant authority to vote for all nominees, check the box marked "FOR." If you wish to withhold authority to vote for all nominees, check the box marked "WITHHOLD." If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked "FOR" and indicate the nominee(s) for whom you are withholding the authority to vote by listing such nominee(s) in the space provided. If you checked the box marked "WITHHOLD" your vote will be treated as an abstention and accordingly, your shares will neither be voted for nor against a director but will be counted for quorum purposes.

         The enclosed form of proxy also provides a method for shareholders to abstain from voting with respect to the Amendment. By abstaining, shares would not be voted either for or against the Amendment, but will be counted for quorum purposes. While there may be instances in which a shareholder will wish to abstain, the Board of Directors encourages all shareholders to vote their shares in their best judgment and to participate in the voting process to the fullest extent possible.

         Brokers who hold shares in street name for customers who are beneficial owners of such shares are prohibited from giving a proxy to vote such customers' shares on "non-routine" matters in the absence of specific instructions from such customers. This is commonly referred to as a "broker non-vote." Broker non-votes are not relevant to the determination of a quorum or whether the proposal to elect directors has been approved. To the extent deemed applicable to the Amendment, broker non-votes will be treated in the same manner as abstentions for quorum and voting purposes (i.e. counted for quorum purposes, but neither being voted for nor against the Amendment and, therefore, having no effect on the outcome of the vote on the Amendment).

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information at July 29, 2002 regarding the beneficial ownership of Common Stock of: (a) each person or group known by Avatar to beneficially own 5% or more of the outstanding shares of the Common Stock; (b) each of the nominees for election as director, each current director and executive officer of Avatar; and (c) all executive officers and directors of Avatar as a group.

                                                     Shares of       Percentage of Shares
                                                   Common Stock         of Common Stock
Name of Beneficial Owner(1)                     Beneficially Owned    Beneficially Owned
---------------------------------------------   ------------------   --------------------
Robert C. Shreve, Jr.                               3,200,000(2)           31.1%
Charles Timothy Allen                               2,650,000(3)           29.6%
Orville Gregory Allen                               2,650,000(4)           29.6%
London & Boston Investments, Plc                    2,600,000(5)           28.9%
Stephen A. Komlosy                                  3,201,000(6)           31.1%
Merchant Capital Holdings, Ltd.                     2,000,000(7)           18.7%
Geoffrey Dart                                       2,000,000(8)           18.7%
Cindy Skelton(9)                                           -0-             -0-
Officers and Directors as a group (6 persons)      13,701,000(10)          95.2%
--------------------

(1) Unless otherwise indicated, each person named in this table has sole voting and investment power with respect to the shares beneficially owned. In addition, unless otherwise indicated, the address of each beneficial owner identified below is c/o Avatar Systems, Inc., 5728 LBJ Freeway, Suite 270, Dallas, Texas 75240.
(2) Includes 1,600,000 shares of common stock, which may be issued to Mr. Shreve upon exercise of 1,600,000 warrants at $1.00 per share. Such warrants are currently exercisable and expire July 10, 2005. Mr. Shreve is the President, Chief Executive Officer, Chief Financial Officer and a director of Avatar.
(3) Includes 250,000 shares of common stock, which may be issued to Mr. Allen upon exercise of 250,000 warrants at $1.00 per share. Such warrants are currently exercisable and expire July 10, 2005. Mr. Allen is a director of Avatar.
(4) Includes 250,000 shares of common stock, which may be issued to Mr. Allen upon exercise of 250,000 warrants at $1.00 per share. Such warrants are currently exercisable and expire July 10,2005. Mr. Allen is a director of Avatar.
(5) Includes 1,600,000 shares owned by London & Boston Investments, Plc and 1,000,000 shares of common stock which may be issued to London & Boston upon exercise of warrants to purchase 1,000,000 shares of common stock at $1.00 per share. Such warrants are currently exercisable and expire July 10, 2005. London & Boston's address is 133 Ebury Street, London SW1W 9QU, United Kingdom.
(6) Includes 1,600,000 shares owned by London & Boston and 1,000,000 shares of common stock, which may be issued to London & Boston upon exercise of warrants to purchase 1,000,000 shares at $1.00 per share. Such warrants are currently exercisable and expire July 10, 2005. Stephen A. Komlosy is the Managing Director of London & Boston and is authorized to vote such shares on behalf of London & Boston. Also includes 1,000 shares owned by General Trading Corporation, Ltd., a Komlosy family company. Mr. Komlosy has the authority to vote such shares on behalf of General Trading Company. Also includes 600,000 shares of common stock, which may be issued to Mr. Komlosy upon exercise of warrants to purchase 600,000 shares of Avatar's common stock at $1.00 per share. Such warrants expire July 10, 2005. Mr. Komlosy is a director of Avatar. Mr. Komlosy's address is 133 Ebury Street, London SW1W 9QU, United Kingdom.
(7) Merchants Capital Holdings, Ltd. address is 133 Ebury Street, London, England SW1W 9QU. Merchant Capital holds warrants to purchase 2,000,000 shares of Avatar's common stock at $1.00 per share. Such warrants are currently exercisable and expire July 10, 2005.
(8) Includes warrants to purchase 2,000,000 shares of Avatar's common stock at $1.00 per share held by Merchant Capital. Such warrants are currently exercisable and expire July 10, 2005. Mr. Dart is the Managing Director of Merchant Capital Holdings and has authority to vote such shares when issued on behalf of Merchant Capital Holdings. Mr. Dart's address is the same as Merchant Capital Holdings, Ltd. Mr. Dart is a director of Avatar.
(9)      Ms. Skelton is the Secretary of Avatar.
(10) See preceding notes for an explanation of the ownership of the 13,701,000 shares.

                              ELECTION OF DIRECTORS

         The Board for the ensuing year is currently set at five members and may be fixed from time to time by or in the manner provided in the Company's Bylaws. Directors are elected for a term of one year or until their successors are duly elected and qualified. The following slate of five nominees has been chosen by the Board, and the Board recommends that each be elected: Robert C. Shreve, Jr., Charles Timothy Allen, Orville Gregory Allen, Stephen A. Komlosy and Geoffrey Dart. The Avatar Board of Directors recommends the election of these individuals to the Board of Directors. See "Management - Nominees for Election as Directors, Current Directors and Executive Officers."

         Each of the foregoing nominees is currently serving as a director of the Company and was elected to the Board on November 14, 2000 at a Special Meeting of the shareholders. Charles Timothy Allen and Orville Gregory Allen are brothers. There are no other family relationships among the nominees for election as directors of Avatar.

         Unless otherwise designated, the enclosed proxy will be voted FOR the election of the foregoing five nominees as directors. To be elected as a director, each nominee must receive the favorable vote of a majority of the votes cast at the meeting. Shareholders are not entitled to cumulate voting with respect to the election of directors. The Board does not contemplate that any of the nominees will be unable to stand for election, but should any nominee become unavailable for election, all proxies will be voted for the election of a substitute nominated by the Board.

         The Board of Directors does not currently have any committees.

         The Board held two regularly scheduled meetings and one meeting by unanimous written consent in fiscal 2001. All directors attended at least 75% of the Board meetings held during fiscal year 2001.

      PROPOSAL TO APPROVE AMENDMENT TO FIRST AMENDED AND RESTATED ARTICLES
                                OF INCORPORATION

Historical Information

         Our predecessor, HCI Acquisition 1998-2, Inc., was incorporated in Texas on August 7, 1998 as a wholly-owned subsidiary of Hospitality Companies, Inc., which was engaged in the leasing, sale and servicing of refrigeration, air conditioning and restaurant equipment. HCI conducted its business under the name of Precision Stainless Fabricators. Hospitality Companies' strategy was to provide, through its subsidiaries, a vertically-integrated entity specializing in design, fabrication and installation of restaurant equipment for its customers. Hospitality Companies subsequently acquired Restaurant Equipment Supply Company of Columbia, Missouri and Spener Restaurant of St. Louis, Missouri. However, Hospitality Companies and its subsidiaries, including HCI, were unsuccessful in the restaurant equipment business and on February 1, 2000 filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code. The Bankruptcy Court authorized the joint administration of Hospitality Companies and its subsidiaries.

         HCI and the other subsidiaries of Hospitality Companies continued to operate their business and manage their properties as debtor-in-possession pursuant to the Bankruptcy Code until August 21, 2000 when Hospitality Companies and its subsidiaries proposed a Joint Plan of Reorganization (the "Reorganization Plan") for approval by the Bankruptcy Court and their creditors. The Reorganization Plan was modified on September 15, 2000 and was confirmed by the U.S. Bankruptcy Court for the Northern District of Texas on September 27, 2000.

         The Reorganization Plan provided for the vesting of all of the assets of Hospitality Companies and its subsidiaries in a liquidating trust administered by a trust committee and distribution of the proceeds, in descending order, to secured creditors, priority creditors and unsecured creditors. The Reorganization Plan further provided that HCI would remain in existence, although all capital stock outstanding as of the filing date of the bankruptcy petition was canceled. Under the Reorganization Plan, HCI issued 695,652 shares of its common stock to approximately 450 of HCI's unsecured creditors in settlement of their claims against HCI.

         Additionally, the Reorganization Plan provided that the charter documents of the reorganized entities would contain the following provisions which currently are in the First Amended and Restated Articles of Incorporation of Avatar:

                                   ARTICLE XVI

     As a Texas corporation reorganized pursuant to its Joint Plan of Reorganization dated August 21, 2000, as confirmed by order of the United States Bankruptcy Court, Northern District of Texas on September 27, 2000, the Corporation is prohibited from issuing non-equity voting securities under Section 1123(a)(6) of the United States Bankruptcy Code. If there are to be several classes of securities issued in the future, all shall possess voting power, an appropriate distribution of such power among such classes, including, in the case of any class of equity securities having a preference over another class of equity securities with respect to dividends, an adequate provision for the election of directors representing such preferred class in the event of default in the payment of such dividends. The provisions of this paragraph shall apply unless and until the Corporation amends, alters, changes or repeals such provisions in the manner now or hereafter set forth by the Texas Business Corporation Act or these Articles of Incorporation.

Merger with Avatar Systems, Inc.

         HCI's initial business purpose as stated in the Reorganization Plan was to seek a merger transaction with an operating business to provide HCI's shareholders with growth potential by owning an interest in a viable business enterprise. HCI was required to enter into an agreement for the acquisition of a private operating company as a condition for the effectiveness of the Reorganization Plan.

         On November 14, 2000, HCI acquired all of the outstanding common stock of Avatar pursuant to a plan and agreement of merger. The Avatar common stock was acquired from its four shareholders in exchange for 8,000,000 shares of HCI's common stock representing approximately 92% of the HCI's common stock. HCI, as the surviving entity, changed its name to Avatar Systems, Inc., its sole officer and director resigned and HCI's shareholders in November 2000 elected five new directors, who are currently serving as directors of Avatar.

Reasons for Amendment

         Article XVI was to remain in the Articles until the Reorganization Plan was confirmed and implemented. Article XVI was required by the Bankruptcy Court to prohibit HCI from issuing non-equity voting securities until the effectiveness of the Reorganization Plan in order to protect the creditors of HCI who had agreed to accept common stock of the reorganized entity for their claims against HCI and to allow only the creditors of HCI to approve any merger or other business combination involving HCI. As a result of the merger of Avatar into HCI, the effectiveness of the Reorganization Plan was confirmed and the conditions of the Reorganization Plan were met.

         The Board of Directors believes that the provisions of Article XVI are not now required under the Reorganization Plan and are too stringent such that they unnecessarily burden the Company with respect to obtaining future financing which may require the issuance of non-equity voting securities, including specific series of preferred stock.

         Based on its evaluation of the foregoing, the Board of Directors believes the Amendment to the Company's First Restated and Amended Articles of Incorporation to delete Article XVI is in the best interests of the Company and its shareholders. Attached as Exhibit A to this Proxy Statement is a form of the Certificate of Amendment of the First Amended and Restated Articles of Incorporation of Avatar which will be filed with the Secretary of State of the State of Texas if the Amendment is approved by the requisite number of votes.

Board Recommendation

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE FIRST AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE COMPANY.

         PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE AMENDMENT UNLESS SHAREHOLDERS SPECIFY A CONTRARY VOTE.

Vote Required

         Approval of the Amendment requires the affirmative vote of 66-?% of the outstanding Common Stock of the Company.


                                   MANAGEMENT

Nominees for Election as Directors, Current Directors and Executive Officers

         The  following   table  sets  forth  certain   information  as  to  the
individuals  who are nominees for election to the Board,  as well as the current directors and executive officers of the Company.

             Name             Age         Position(s)               Director Since
------------------------      ---         -----------               ----------------
 Robert C. Shreve, Jr.(1)      39    President, Chief Executive      November 14, 2000
                                     Officer, Chief Financial
                                     Officer, Chairman of the Board
                                     of Directors and
                                     Director
 Charles Timothy Allen(1)      51    Director                         November 14, 2000
 Orville Gregory Allen(1)      45    Director                         November 14, 2000
 Stephen A. Komlosy(1)         60    Director                         November 14, 2000
 Geoffrey Dart(1)              54    Director                         November 14, 2000
 Cindy Skelton                 42    Secretary
------------------------

(1)      Nominee  for  election  to  Board  of   Directors.   See  "Election  of
         Directors."

         Robert C. (Chuck) Shreve, Jr. was managing partner of Avatar Systems, Ltd. and an officer of Avatar Systems, Inc., the predecessors of our Company, from 1996 to November 2000. He has served as the President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board and a director of our Company since November 14, 2000. He has over eighteen years experience in accounting and financial management with emphasis in the oil and gas industry and the real estate development industry. Mr. Shreve also has technical certifications in the technology field and over eighteen years in PC-based network and IBM AS400 systems. Mr. Shreve received his BBA from the University of Texas of the Permian Basin, and attended graduate school at the University of Texas at Dallas. As a Certified Public Accountant, he is a member of the American Institute of CPAs, the Texas Society of CPAs and the Dallas Chapter of the Texas Society of CPAs.

         Charles Timothy (Tim) Allen has served as a director of our Company since November 14, 2000. Mr. Allen was a limited partner of Avatar Systems, Ltd. and an officer of Avatar Systems, Inc., the predecessors of our Company, from 1996 to November 2000. Mr. Allen is the President of Eland Energy Corporation ("Eland") located in Dallas, Texas and is responsible for the financial affairs of Eland. He has been employed by Eland since 1984 in various positions. He co-founded Eland with his brother, Orville Gregory Allen. He has been drilling and operating wells in Texas, Oklahoma, Louisiana and New Mexico for the past twenty years. Mr. Allen formed Allen Oil Company in 1979, where he was primarily involved in generating prospects for other companies. In 1982, Mr. Allen and three partners started drilling and operating wells in the North Texas area with the primary purpose of developing Mississippi reef wells using CDP seismic, which resulted in over 20 Mississippi reef discoveries in the area. Mr. Allen graduated from Texas Tech University with a BBA in management and a MBA in finance.

         Orville Gregory (Gregg) Allen has served as a director of our Company since November 14, 2000. Mr. Allen was a limited partner of Avatar Systems, Ltd. and an officer of Avatar Systems, Inc., the predecessors of our Company, from 1996 to November 2000. He is currently a Vice President of Eland and has been employed by Eland since 1984 in various positions. He is responsible for the day-to-day management of Eland's land, operations engineering and financial functions. Mr. Allen is also responsible for oil and gas acquisition activities for Eland. He has over sixteen years of experience in the oil and gas industry. Before co-founding Eland in 1984, he worked for F. Mark Robert Oil & Gas Properties, where he served as a contract landman for various oil industry clients. Mr. Allen is a graduate of Texas Tech University with a BBA in marketing. Gregg Allen and Tim Allen are brothers.

         Stephen A. Komlosy has served as a director of our Company since November 14, 2000. He is also the Chairman of London & Boston Investments, Plc ("L&Bi"), formerly Cybertec Holdings Plc., a publicly traded United Kingdom company. Mr. Komlosy has served as Managing Director of London & Boston Investments, Plc since February 2000 and Chairman since 2001. L&Bi is an investment company, making strategic investments in real estate and technology related and other companies whose growth and value can be enhanced by L&Bi management, IPO's, financial assistance or mergers with related businesses. Mr. Komlosy currently resides in England. Since 1967, Mr. Komlosy has managed several family owned businesses, which are engaged in real estate acquisition and development activities. In 1981, he co-founded Branon PLC, a public industrial holding company selling bonded oil drilling and pipe handling equipment to North Sea oil operators; the large-scale manufacture of dump trucks for the Ministry of Defense; and of road planners and oil consoles. At Branon, he had specific responsibility for establishing its oil and gas purchasing associate Covendish Petroleum Plc that purchased 140 producing wells in Ohio, USA. Mr. Komlosy is also a director of Croma Group Plc and Airow Plc, United Kingdom publicly traded companies, Harrell Hospitality Group, Inc., a public company traded on the NASD Over-the-Counter Bulletin Board ("HLTLA"), Energy Technique, Plc, a company traded on the London Stock Exchange, and is Chairman of the publicly traded company, Netcentric Systems Plc.

         Geoffrey Dart has served as a director of our Company since November 2000. He is a London-based merchant banker with over twenty years of experience in the investment field. Mr. Dart is chairman of First Merchant Capital Ltd., a company incorporated under the laws of England and Wales. First Merchant specializes in obtaining financing for mergers and acquisitions, mainly in small-cap United Kingdom and U.S. companies in the $1 million to $10 million bracket. Mr. Dart is also the Managing Director of Merchant Capital Holdings, Ltd., a British Virgin Island company, which provides financial consulting services to United Kingdom, and U.S. small cap companies. Mr. Dart and members of his family own First Merchant and Merchant Capital Holdings. For at least the past five years, Mr. Dart has been engaged in providing investment banking services to United Kingdom and U.S. companies through his family-owned businesses. Mr. Dart is also a director of Mortgage Advisors, Ltd., Shillington, Ltd., Harrell Hospitality Group, Inc., a public company traded on the NASD Over-the-Counter Bulletin Board ("HLTLA") and is Chairman of Energy Technique, Plc, a company traded on the London Stock Exchange and Chairman of Airow Plc., a United Kingdom publicly traded company.

         Cindy Skelton currently serves as the Secretary of our Company and she manages the benefit plans and employee relations for us. She has served as our Secretary since November 27, 2000. Ms. Skelton is primarily employed by Eland and since 1986 has served as Eland's Accounting Manager and Controller. Since 1994, she has held the position of Director of Human Resources with Eland. She received a BBA degree from Texas Tech University in 1981. She will devote as much of her time as necessary to fulfill her duties as an officer of our Company.

Committees of the Board of Directors

         Our Board of Directors does not have any committees at this time.

Executive Compensation

         The information set forth below concerns the cash and non-cash compensation to our President and Chief Executive Officer for each of the past three fiscal years ended December 31, 2001, 2000 and 1999. The compensation listed was paid by our Company or Avatar Systems, Ltd., our predecessor entity. Except for Robert C. Shreve, Jr., our President, Chief Executive Officer, and Chief Financial Officer, no executive officer has an employment agreement with us or was paid $100,000 or more in annual compensation.


                           Summary Compensation Table

                                                                        Long-Term
                                             Annual Compensation(1)    Compensation
         Name and Position              Year    Salary    Bonus      Stock Options(#)
--------------------------------------  ----   --------   ------     ----------------
Robert C. Shreve, Jr.                   2001   $125,000    6,060           None
   President, Chief Executive Officer,  2000   $108,160     N/A        1,600,000(1)
   Chief  Financial Officer             1999   $106,163     N/A            None
--------------------

(1) On July 10, 2000, we issued Mr. Shreve warrants to purchase 1,600,000 shares of our common stock at an exercise price of $1.00 per share. The warrants are currently exercisable and expire in July 2005. The warrants were issued to Mr. Shreve in conjunction with his signing a management agreement with us. See "Security Ownership of Certain Beneficial Owners and Management."

Employment Agreements

         We have entered into a management agreement with Robert C. Shreve, Jr., our President, Chief Executive Officer and Chief Financial Officer, which terminates on July 10, 2003. The management agreement shall be automatically extended for an additional one-year period after the initial term unless at least 30 days prior to the termination date either we or Mr. Shreve give written notice to the other that the management agreement will not be renewed. Mr. Shreve receives an annual base salary of $125,000, which may be increased at the discretion of our Board. Additionally, Mr. Shreve may be eligible to receive an annual bonus based on our financial performance in the form of stock options and cash not to exceed 15% of his base salary. Upon agreeing to the terms of the management agreement, we issued to Mr. Shreve a five-year warrant to purchase
1.6 million shares of our common stock at an exercise price of $1.00 per share. All of the warrants are currently exercisable and none of the warrants have been exercised. See "Security Ownership of Certain Beneficial Owners and Management."

Key Man Insurance

         We currently pay an annual premium of approximately $1,000 for a life insurance policy in the amount of $1,000,000 on the life of Robert C. Shreve, Jr., our President, Chief Executive Officer and Chief Financial Officer. The proceeds of the policy are payable to us.

Stock Option Plan

         On November 14, 2000, our shareholders approved our 2000 Stock Compensation Plan (the "2000 Plan"). The number of shares of common stock which may be issued under the 2000 Plan shall initially be 400,000 shares which amount may, at the discretion of the Board, be increased from time to time to a number of shares of common stock equal to 5% of the total outstanding shares of common stock, provided that the aggregate number of shares of common stock which may be granted under the 2000 Plan shall not exceed 1,500,000 shares. We may also utilize the granting of options under the 2000 Plan to attract qualified individuals to become our employees and non-employee directors, as well as to ensure the retention of management of any acquired business operations. Under the 2000 Plan, we may also grant restricted stock awards. Restricted stock represents shares of common stock issued to eligible participants under the 2000 Plan subject to the satisfaction by the recipient of certain conditions and enumerated in the specific restricted stock grant. Conditions, which may be imposed, include, but are not limited to, specified periods of employment, attainment of personal performance standards or our overall financial performance. The granting of restricted stock represents an additional incentive for eligible participants under the 2000 Plan to promote our development and growth, and may be used by our management as another means of attracting and retaining qualified individuals to serve as our employees and directors. At December 31, 2001, options to purchase 118,500 shares of our common stock at an exercise price of $1.25 per share have been granted to 12 employees. Such options expire on January 10, 2011. No options have been granted to our officers or directors.

                        OPTION GRANTS IN LAST FISCAL YEAR

         There were no grants of stock options to any officer or director of the Company during the fiscal year ended December 31, 2001.

                          OPTION EXERCISES AND HOLDINGS

         No options have been granted to our officers and directors under the 2000 Plan.

Director Compensation

         Our Board appoints the executive officers to serve at the discretion of the Board until the next annual meeting of the Board of Directors. Robert C. Shreve, Jr. President, Chief Financial Officer and a director of the Company is the only officer to receive $100,000 or more in annual compensation. Directors who are also employees receive no additional compensation for serving on the Board. Our non-employee directors receive no compensation for serving on the Board.

                 CERTAIN relationships and related TRANSACTIONS

         There were no material transactions between the Company and any of its officers, directors or principal shareholders during the fiscal year ended December 31, 2001.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Company's directors and executive officers are required to file under the Securities Exchange Act of 1934 reports of ownership and changes of ownership with the SEC.

         Based solely on information provided to the Company by individual directors and executive officers, the Company believes that during the preceding year, all filing requirements applicable to directors and executive officers have been complied.

                                    AUDITORS

         Representatives of Grant Thornton LLP will be present at the annual shareholders meeting. Such representatives will have the opportunity to make a statement if they desire to do so, and to respond to appropriate questions.

Audit Fees

         The fees for professional services rendered for the audit of the Company's financial statements for the fiscal year ended December 31, 2001 were $29,350. For the reviews of the financial statements included in the Company's Form 10-Q for the same fiscal year and for services for the Company's SEC registration statement on Form 10-SB, the fees were $16,428.

Financial Information Systems Design and Implementation Fees

         The Company did not incur any fees to Grant Thornton LLP for financial information systems design and implementation services for the fiscal year ended December 31, 2001.

All Other Fees

         The fees for services rendered to the Company by Grant Thornton LLP, other than those services covered in the sections captioned "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended December 31, 2001 were for non-audit services of $2,626. Non-audit services were primarily tax and due diligence services.

         In  making  its  determination  regarding  the  independence  of  Grant
Thornton LLP, the Board of Directors of the Company considered whether the provision of the services covered in the sections herein regarding "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining such independence.

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the 2003 Annual Meeting of Shareholders (the "2003 Annual Meeting") must be received by the Company on or before April 1, 2003, in order to be eligible for inclusion in the Company's proxy statement and form of proxy. To be so included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

                            EXPENSES OF SOLICITATION

         The cost of soliciting proxies will be borne by the Company. Solicitations may be made by executive officers, directors and employees of the Company personally or by mail, telephone, telegraph or other similar means of communication. Solicitation by such persons will be made on a part-time basis and no special compensation other than reimbursement of actual expenses incurred in connection with such solicitation will be paid.

                        ADDITIONAL INFORMATION AVAILABLE

         UPON WRITTEN REQUEST OF ANY SHAREHOLDER, THE COMPANY WILL FURNISH A COPY OF THE COMPANY'S 2001 ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. THE WRITTEN REQUEST SHOULD BE SENT TO THE SECRETARY, AT THE COMPANY'S EXECUTIVE OFFICE.

                                  OTHER MATTERS

         So far as is now known, there is no business other than that described above to be presented to the shareholders for action at the Annual Meeting. Should other business come before the Annual Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the persons acting under the proxies.

         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO VOTE BY INTERNET, TELEPHONE OR BY MAIL. TO VOTE BY MAIL, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO ADDITIONAL POSTAGE, IF MAILED IN THE UNITED STATES.

                                           By Order of the Board of Directors

                                            /s/ Robert C. Shreve, Jr.
                                           -------------------------------------
                                           Robert C. Shreve, Jr.
                                           President and Chief Executive Officer

August 8, 2002

                                   EXHIBIT "A"

                            CERTIFICATE OF AMENDMENT
                                       OF
                           FIRST AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION


         AVATAR SYSTEMS, INC. ("the Corporation"), a corporation organized and existing under and by virtue of the Texas Business
Corporation Act, DOES HEREBY CERTIFY:

         FIRST: The name of the Corporation is Avatar Systems, Inc.

         SECOND: The shareholders of the Corporation, at the Annual Meeting of Shareholders held on September 20, 2002 in Dallas, Texas, approved an Amendment to the Corporation's First Amended and Restated Articles of Incorporation as follows:

         Article XVI, which reads as stated below, of the Company's First Amended and Restated Articles of Incorporation is hereby deleted in its entirety from the First Amended and Restated Articles of Incorporation of the
Corporation:

                                   ARTICLE XVI

              As a Texas corporation reorganized pursuant to its Joint Plan of Reorganization dated August 21, 2000, as confirmed by order of the United States Bankruptcy Court, Northern District of Texas on September 27, 2000, the Corporation is prohibited from issuing non-equity voting securities under Section 1123(a)(6) of the United States Bankruptcy Code. If there are to be several classes of securities issued in the future, all shall possess voting power, an appropriate distribution of such power among such classes, including, in the case of any class of equity securities having a preference over another class of equity securities with respect to dividends, an adequate provision for the election of directors representing such preferred class in the event of default in the payment of such dividends. The provisions of this paragraph shall apply unless and until the Corporation amends, alters, changes or repeals such provisions in the manner now or hereafter set forth by the Texas Business Corporation Act or these Articles of Incorporation.

         THIRD: The number of shares of the Corporation outstanding common stock and entitled to vote on the Amendment to the First Amended and Restated Articles of Incorporation at the Annual Meeting of Shareholders held on September 20, 2002 in Dallas, Texas was 8,695,652 shares of which __________ shares voted for the Amendment, __________ shares voted against the Amendment and __________ shares abstained from voting; that the said Amendment has been consented to and approved by at least 66-?% of the outstanding shares of common stock of the Corporation entitled to vote thereon.

                                                AVATAR SYSTEMS, INC.


                                                --------------------------------
                                                Robert C. Shreve, Jr., President

STATE OF TEXAS       ss.
                     ss.
COUNTY OF DALLAS     ss.


     On _______________________, personally appeared before me, a Notary Public, Robert C. Shreve, Jr. who acknowledged that he executed the above instrument in the capacity and for the purposes as noted above.




                                                     ___________________________
                                                     Notary Public

                              AVATAR SYSTEMS, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 20, 2002

     The undersigned hereby appoints Robert C. Shreve, Jr. and Charles Timothy Allen or either of them, with power of substitution, as proxy to vote all common stock of Avatar Systems, Inc. (the "Company") owned by the undersigned at the Annual Meeting of Shareholders to be held at 5728 LBJ Freeway, Suite 270, Dallas, Texas 75240, at 10:00 a.m., local time, on September 20, 2002, and any adjournment thereof, on the following matters as indicated below and such other business as may properly come before the meeting.

1. [ ] FOR the election as director              2. Proposal  to amend the First
       of all nominees listed below                 Amended     and     Restated
       (except  as  marked  to  the                 Articles of Incorporation of
       contrary below)                              the  Company  to   eliminate
                                                    Article    XVI    from   the
   [ ] WITHHOLD  AUTHORITY  to vote                 Articles.
       for  all   nominees   listed
       below:   Robert  C.  Shreve,                 [ ]FOR [ ]AGAINST [ ]ABSTAIN
       Jr.,  Charles Timothy Allen,
       Orville    Gregory    Allen,
       Stephen   A.   Komlosy   and              3. To   transact   such   other
       Geoffrey Dart.                               business  as  may   properly
                                                    come  before the  meeting or
INSTRUCTION:  TO  WITHHOLD  AUTHORITY  TO           any adjournments thereof.
VOTE FOR INDIVIDUAL NOMINEES, WRITE THEIR
NAMES IN THE SPACE PROVIDED BELOW.





             THIS PROXY MUST BE DATED AND SIGNED ON THE REVERSE SIDE

     This Proxy is solicited on behalf of the Company's Board of Directors.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all nominees as directors and FOR the proposal to amend the First Amended and Restated Articles of Incorporation to eliminate Article XVI from the Articles.

     Please sign exactly as your name appears on this Proxy Card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                         DATED:___________________________, 2002


                                         _______________________________________
                                         Signature of Shareholders

                                         _______________________________________
                                         Signature if held jointly



PLEASE mark, sign, date and return the Proxy Card promptly using the enclosed envelope.